40452.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 13, 2011

HEARTLAND PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware             001-32594                 22-3755714
(State or other jurisdiction of     (Commission File No)      (I.R.S. Employer
incorporation or organization)                          Identification Number)

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The following proposals were submitted to our stockholders at the 2011 Annual Meeting of Stockholders held on May 13, 2011:

•	The election of seven directors to our Board of Directors for terms expiring at the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•	The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ended December 31, 2011.

•	The approval of our executive compensation by a non-binding advisory vote.

•	The recommendation of the frequency of advisory votes on our executive compensation by a non-binding advisory vote.

For more information about the foregoing proposals, see our proxy statement dated April 22, 2011, the relevant portions of which are incorporated herein by reference. Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The final voting results consisting of the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
Board of Director Election Results

Director Nominee	Votes For	Votes Against	Broker Non-Votes
Robert O. Carr	30,238,302	909,806	3,634,953
Mitchell L. Hollin	25,203,559	5,944,549	3,634,953
Robert H. Niehaus	25,279,456	5,868,652	3,634,953
Marc J. Ostro, Ph.D.	27,861,917	3,286,191	3,634,953
Jonathan J. Palmer	25,073,640	6,074,468	3,634,953
George F. Raymond	30,753,021	395,087	3,634,953
Richard W. Vague	30,802,417	345,691	3,634,953
The seven nominees who received the highest number of votes (all of the above individuals) were elected to the Board of Directors, and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.
Ratification of Deloitte & Touche LLP
The results of the voting included 34,230,095 votes for, 484,884 votes against, 68,082 votes abstained and 3,634,953 votes were broker non-votes. The appointment was ratified.

Non-binding Advisory Vote on Executive Compensation
The results of the voting included 23,440,833 votes for, 7,612,539 votes against, 94,736 votes abstained and 3,634,953 votes were broker non-votes. Our executive compensation was approved by a non-binding advisory vote.
Non-Binding Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
27,779,421	286,707	3,003,110	78,869	3,634,953

The option to hold non-binding advisory votes on our executive compensation on an annual basis received the highest number of votes.
Based upon our Board of Directors' recommendation in the proxy statement and the results of the non-binding advisory vote on the frequency of advisory votes on our executive compensation set forth above, we intend to maintain our policy of providing our stockholders with an annual opportunity to cast non-binding advisory votes on our executive compensation until the next required non-binding advisory vote on the frequency of future non-binding advisory votes on our executive compensation. We are required to hold such votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18 , 2011

Heartland Payment Systems, Inc.
(Registrant)

By:	/S/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel, Chief Legal Officer and Secretary